UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2026
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Universal Corporation (the “Company”) issued a press release on August 5, 2026, discussing its financial results for the quarter ended June 30, 2026. A copy of this release is furnished as Exhibit 99.1 to this Current Report on From 8-K and is incorporated by reference into this Item 2.02.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall either be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”), held August 4, 2026, the Company’s shareholders (i) elected each of the individuals listed below as a director for a term of three years, (ii) approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2027.

    The Company’s shareholders voted as follows:

Proposal 1 - Election of directors.

	For	Withheld	Broker Non-Votes

Arthur J. Schick, Jr.	17,245,242	123,834	3,555,568

Gregory A. Trojan	17,263,761	105,315	3,555,568

Jaqueline T. Williams	17,168,613	200,463	3,555,568

Proposal 2 - Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

17,015,988	259,565	93,523	3,555,568

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2027.

For	Against	Abstain	Broker Non-Votes

20,738,082	157,331	29,231	—

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	99.1	Press release dated August 5, 2026, announcing results for the quarter ended June 30, 2026.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	August 5, 2026	By:	/s/ Catherine H. Claiborne
Catherine H. Claiborne
Vice President, General Counsel, and Secretary